UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 27, 2026
COASTAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5415 Evergreen Way, Everett, Washington 98203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:  (425) 257-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	CCB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Item 5.07	Submission of Matters to a Vote of Security Holders.

Coastal Financial Corporation (the "Company") held its 2026 annual meeting of shareholders (the "Annual Meeting") on May 27, 2026. Present at the Annual Meeting in person or by proxy were holders of 13,853,559 shares of Company common stock representing approximately 91% of the voting power of the shares of common stock of the Company as of the close of business on March 27, 2026, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The final results for each of the matters submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.The following individuals were elected as directors of the Company. Rilla R. Delorier, Steven D. Hovde, Michael R. Patterson and Gregory A. Tisdel to the class of Directors to serve for a three year term until the 2029 annual meeting of shareholders and Jeffrey M. Chapman to the class of Directors to serve for a two year term until the 2028 annual meeting of shareholders, or until their successors are elected and qualified, by the following vote:

Director nominees	For	Withheld	Broker Non-Votes
Rilla R. Delorier	11,904,655	841,585	1,107,319
Steven D. Hovde	6,374,067	6,372,171	1,107,321
Michael R. Patterson	11,913,486	832,753	1,107,320
Gregory A. Tisdel	11,098,242	1,647,996	1,107,321

2.The selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
13,810,457	41,938	1,162

There were 2 broker non-votes on the proposal.

3.The advisory non-binding vote on executive compensation paid to our named executive officers was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
12,261,568	344,062	140,608

There were 1,107,321 broker non-votes on the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

Date: May 29, 2026	By:	/s/ Brandon J. Soto
Brandon J. Soto
Executive Vice President and Chief Financial Officer